Net Revenue	12 Months Ended
Dec. 31, 2025
Revenue [abstract]
Net Revenue
26.
NET revenue

Liquor retail revenue is derived from the sale of wines, beers and spirits to customers and proprietary licensing. Cannabis retail revenue is derived from retail cannabis sales to customers, proprietary licensing, franchise revenue consisting of royalty and franchise fee revenue, and other revenue consisting of millwork, supply and accessories revenue. Cannabis operations revenue is derived from contracts with customers and is comprised of sales to provincial boards that sell cannabis through their respective distribution models, sales to licensed producers for further processing, provision of proprietary cannabis processing services, product development, manufacturing and commercialization of cannabis consumer products and sales to medical customers.

	Year ended December 31
	2025	2024
Liquor retail revenue
Retail	537,957	553,847
Proprietary licensing	1,675	1,412
Liquor retail revenue	539,632	555,259
Cannabis retail revenue
Retail	308,690	290,446
Proprietary licensing	16,719	15,410
Franchise	4,833	5,833
Cannabis retail revenue	330,242	311,689
Cannabis operations revenue
Provincial boards	158,636	129,043
Wholesale	41,967	34,535
Analytical testing and other	588	863
Intersegment eliminations	(68,129)	(55,970)
Cannabis operations revenue	133,062	108,471
Gross revenue	1,002,936	975,419
Excise taxes (1)	56,535	54,971
Net revenue	946,401	920,448
(1)
Excise tax is only applicable to cannabis operations provincial board revenue.

The Company has recognized the following receivables from contracts with customers:

	December 31, 2025	December 31, 2024
Receivables, included in 'trade receivables' (note 8)	24,096	24,548

Receivables from contracts with customers are typically settled within 30 to 60 days. As at December 31, 2025, an impairment reversal of $5.5 million (December 31, 2024 – $4.9 million) has been recognized on receivables from contracts with customers (note 32).